SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 21, 2007

THE PEOPLES BANCTRUST COMPANY, INC.

(Exact name of Registrant as Specified in Charter)

Alabama	0-13653	63-0896239

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

310 Broad Street, Selma, Alabama 36701

(Address of Principal Executive Offices)

(334) 875-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

          On December 8, 2006, the Registrant announced that it has retained Sandler O’Neil + Partners, L.P. as its financial advisor in connection with the evaluation of its strategic alternatives. On March 21, 2007, the Registrant announced that its Board of Directors has completed its review of strategic alternatives and has made the decision to remain independent.  A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit 99.1	Press Release dated March 21, 2007

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2007	THE PEOPLES BANCTRUST COMPANY, INC.

	By:	/s/ Thomas P. Wilbourne

	Name:	Thomas P. Wilbourne
	Title:	Senior Vice President and Chief Financial Officer